Exhibit 10.4

TREBIA ACQUISITION CORP.

41 Madison Avenue, Suite 2020

New York, NY 10010

June 12, 2020

BGPT Trebia LP

41 Madison Avenue, Suite 2020

New York, NY 10010

Ladies and Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (the “Effective Date”) of the registration statement (the “Registration Statement”) for the initial public offering (the “IPO”) of the securities of Trebia Acquisition Corp. (the “Company”) and continuing until the earlier of (i) the completion by the Company of an initial business combination or (ii) the Company’s liquidation (in each case as described in the Registration Statement) (such earlier date hereinafter referred to as the “Termination Date”), BGPT Trebia LP shall take steps directly or indirectly to make available to the Company certain office space, secretarial and administrative services as may be required by the Company from time to time, situated at 41 Madison Avenue, Suite 2020, New York, NY 10010 (or any successor location). In exchange therefore, the Company shall pay BGPT Trebia LP a sum of $10,000 per month, respectively, on the Effective Date and continuing monthly thereafter until the Termination Date. BGPT Trebia LP hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies that may be set aside in a trust account (the “Trust Account”) that may be established upon the consummation of the IPO (the “Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever.

Very truly yours,

TREBIA ACQUISITION CORP.

		By:	/s/ Tanmay Kumar
		Name:	Tanmay Kumar
		Title:	Chief Financial Officer
AGREED TO AND ACCEPTED BY:

BGPT TREBIA LP

By:	Bridgeport Partners GP LLC, its general partner
By:	/s/ Frank R. Martire, Jr.
Name:	Frank R. Martire, Jr.
Title:	Member

By:	/s/ Frank Martire, III
Name:	Frank Martire, III
Title:	Member